BANK LOANS (Tables)	12 Months Ended
Sep. 30, 2020
BANK LOANS.
Schedule of bank loans

As of September 30, 2020 and 2019, the bank loans consist the following:

	As of	As of
	September 30, 2020	September 30, 2019
Agricultural Bank of China (“ABC”) (1)	$2,939,750	$4,903,128
Agricultural Development Bank of China (“ADBC”) (2)	2,939,750	—
Lanzhou Bank (3)	1,469,875	—
Total	7,349,375	4,903,128

(1)

In 2019 and 2020, Gansu QLS entered into a series of short-term bank loan agreements with ABC with a loan period of twelve months. The Company pledged its property and buildings as collateral for the loans. The loans bear fixed interest rates ranging from 4.05% to 5.44% per annum. The loans are guaranteed by Mr. Zhanchang Xin, principal shareholder of the Company and pledged by the Company’s building and land use right. The loans outstanding as of September 30, 2020 will mature in February 2021 to March of 2021.

The terms of the loan agreements contain certain restrictive financial covenants which, among other things, require the Company to maintain specified debt ratio and contingent liability ratio. As of September 30, 2020 and before the issuance of the financial statements, the Company was in compliance with such covenants.

(2)

In February and April 2020,  Gansu QLS entered into two short-term bank loan agreements with ADBC for twelve months. The loans bear fixed interest rates ranging of 4.15% per annum. the Company’s building and land use right were pledged for the loans. One loan of RMB10,000,000 (approximately $1.5 million) matured in February 2021 and was fully repaid upon maturity. The other loan outstanding as of September 30, 2020 will mature in April of 2021.

(3)

In April 2020, Gansu QLS entered into one short-term bank loan agreements with Lanzhou Bank for twelve months. The loan bears fixed interest rates ranging of 4.55% per annum. the Company’s building and land use right were pledged for the loans. The loans outstanding as of September 30, 2020 will mature in April of 2021.